UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                               ----------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                         Reported): February 28, 2006

                   CHL Mortgage Pass-Through Trust 2006-HYB2
                   -----------------------------------------
                      (Exact name of the issuing entity)
                 Commission File Number of the issuing entity:
                                 333-125963-30

                                  CWMBS, Inc.
                                  -----------
               (Exact name of the depositor as specified in its
                    charter) Commission File Number of the
                             depositor: 333-125963

                         Countrywide Home Loans, Inc.
                         ----------------------------
            (Exact name of the sponsor as specified in its charter)

                Delaware                                  95-4449516
                --------                                  ----------
      (State or Other Jurisdiction                     (I.R.S. Employer
        of Incorporation of the                    Identification No. of the
               depositor)                                 depositor)

4500 Park Granada
Calabasas, California                                        91302
---------------------                                      ---------
(Address of Principal                                     (Zip Code)
 Executive Offices of the depositor)

The depositor's telephone number, including area code (818) 225-3000


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

     [  ] Written communications pursuant to Rule 425 under the Securities
          Act (17 CFR 230.425)

     [  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange
          Act (17 CFR 240.14a-12(b))

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8    Other Events

Item 8.01.  Other Events.
---------   -------------

            On February 28, 2006, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of February 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans Inc., as a seller ("CHL"), Park Granada LLC, as a seller ("Park Granada"), Park Monaco, Inc., as a seller ("Park Monaco"), Park Sienna LLC, as a seller ("Park Sienna" and, together with CHL, Park Granada and Park Monaco, the "Sellers"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the CHL Mortgage Pass-Through Trust 2006-HYB2, Mortgage Pass-Through Certificates, Series 2006-HYB2. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.



Section 9   -  Financial Statements and Exhibits
---------


Item 9.01.     Financial Statements and Exhibits.
               ---------------------------------


        (a) Financial statements of business acquired.
            -----------------------------------------

            Not applicable.

        (b) Pro forma financial information.
            -------------------------------

            Not applicable.

        (c) Exhibits.
            --------

            99.1. Pooling and Servicing Agreement, dated as of February 1, 2006, by and among the Company, the Sellers, the Master Servicer and the Trustee.

                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       CWMBS, INC.



                                                       By: /s/ Darren Bigby
                                                       Darren Bigby
                                                       Vice President



Dated:  March 15, 2006

                                 Exhibit Index
                                 -------------

Exhibit                                                                                   Page
-------                                                                                   ----
 99.1.       Pooling and Servicing Agreement, dated as of February 1, 2006, by and among, the Company, the Sellers,
             the Master Servicer and the Trustee.                                            5